Exhibit 99.2

Second Quarter 2007 Earnings Call August 2, 2007

This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with TriMas’ outlook concerning future results. The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and accordingly, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date of this document. The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document include general economic conditions in the markets in which we operate and industry-based factors such as: technological developments that could competitively disadvantage us, increases in our raw material, energy, and healthcare costs, our dependence on key individuals and relationships, exposure to product liability, recall and warranty claims, work stoppages at our facilities, or our customers or suppliers, risks associated with international markets, protection of or liability associated with our intellectual property, lower cost foreign manufacturers, compliance with environmental and other regulations, and competition within our industries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document such as our substantial leverage, limitations imposed by our debt instruments, our ability to successfully pursue our stated growth strategies and opportunities, including our ability to identify attractive and other strategic acquisition opportunities and to successfully integrate acquired businesses and complete actions we have identified as providing cost-saving opportunities. Safe Harbor Statement

2007 Second Quarter Summary Record sales of $290.8 million in Q2 2007 Increased sales and operating earnings in 4 of 5 segments Excluding the impact of costs and expenses related to the use of IPO proceeds: Operating profit would have improved 16.1% to $35.9 million, as compared to $31.0 million in second quarter 2006 Adjusted EBITDA would have increased 11.3% to $44.6 million, as compared to $40.0 million in second quarter 2006 The Company’s operating profit and Adjusted EBITDA, as reported, was $21.7 million was $30.3 million, respectively, including $14.2 million of costs and expenses related to the use of IPO proceeds Excluding the after-tax impact of costs and expenses related to the use of IPO proceeds: Income from continuing operations would have improved 59.9% to $10.5 million, or $0.40 per share, as compared to $6.5 million, or $0.31 per share on a fully-diluted basis in second quarter 2006. The Company’s reported net loss of $3.2 million, or $0.12 per share on a fully-diluted basis, included the after-tax impact of costs and expenses related to the use of IPO proceeds of $13.7 million, or $0.52 per share.

Second Quarter 2007 Operating Highlights

Packaging Systems Sales increase due to continued market penetration and introduction of new products Sales of core industrial products flat with Q2 2006 Laminates business continues to be heavily influenced by North America construction markets Growth in Adjusted EBITDA and operating profit in line with sales growth Expect sales in our closure business to exceed GDP due to continued market penetration of new products Net Sales Adjusted EBITDA Q2-07 Q2-06 Operating Profit $53.9 $56.7 ($ in millions) Q2-07 Q2-06 $13.3 $14.1 Q2-07 Q2-06 $9.8 $10.8 +5.1% +6.0% +9.8%

Energy Products Continued strong sales of gaskets to refinery and petrochemical industries due to product expansion and continued high levels of capacity utilization Sales of engine and well-site repair parts declined between years due to sluggish drilling activity in Western Canada Expect engine business to benefit from additional well-site new product introductions – compressors and accumulators Expect continued strong end-market demand in the refining and petrochemical industries Q2-07 Q2-06 $38.7 $41.0 Q2-07 Q2-06 $6.2 $6.3 Q2-07 Q2-06 $5.6 $5.7 +5.9% +1.6% +2.0% ($ in millions) Net Sales Adjusted EBITDA Operating Profit

Industrial Specialties Sales of aerospace products increased 28.4% as compared to Q2 2006 fueled by introduction of new products and market share gains Market demand for industrial cylinders and shell casings remains strong as sales increased 24.4% and 23.0%, respectively, compared to Q2 2006 Demand expected to continue at or above GDP levels Q2-07 Q2-06 $47.1 $56.0 Q2-07 Q2-06 $11.1 $13.8 Q2-07 Q2-06 $9.9 $12.6 +19.0% +24.2% +28.2% ($ in millions) Net Sales Adjusted EBITDA Operating Profit

RV & Trailer Products Sales increased 3.1% in an end market estimated to be 12% lower compared to prior year levels Declines in profitability due principally to closure costs of our Wakerley, Australia facility and launch costs for new programs in Thailand Focus is on gaining share in North America via new products and service levels with cost reductions via sourcing initiatives expected to continue Q2-07 Q2-06 $51.5 $53.1 Q2-07 Q2-06 $8.3 $7.8 Q2-07 Q2-06 $6.4 $6.0 +3.1% -5.7% -5.8% ($ in millions) Net Sales Adjusted EBITDA Operating Profit

Recreational Accessories Sales decreased 5.0% but the group outperformed its end markets which were estimated to be 12% lower compared to prior year levels Improved profitability compared to Q2 2006 as the benefits of sourcing initiatives and other cost reduction activities were realized Weak end-market demand in the installer and distributor market channels expected to continue for the foreseeable future Acquisition of “Fifth Gear” product line from Quest Technologies completed in July 2007 and integrated into our Goshen, Indiana plant Q2-07 Q2-06 $88.4 $84.0 Q2-07 Q2-06 $9.1 $9.7 Q2-07 Q2-06 $6.2 $7.4 -5.0% +7.0% +18.5% ($ in millions) Net Sales Adjusted EBITDA Operating Profit

Second Quarter 2007 Financial Highlights

Initial Public Offering of Stock Sold 12.7 million share at $11.00 per share Net proceeds to the Company of $126.5 million, after consideration of underwriting discounts and commissions and other offering expenses of $12.7 million. Net proceeds of the offering, together with $10.1 million of revolving credit borrowings and cash-on-hand, are detailed below.Sources and Uses ($ in 000's) Net proceeds of initial public offering of common stock $126,460 Revolving credit borrowings and cash-on-hand 10,160 Total sources $136,620 Retirement of senior subordinated notes $100,000 Call premium associated with senior subordinated notes 4,940 Advisory services agreement termination fee 10,000 Early termination of operating leases and acquisition of underlying machinery and equipment 21,680 Total uses $136,620

2007 Second Quarter Results (1) The Company has established Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") as an indicator of our operating performance and as a measure of our cash generating capabilities. The Company defines “Adjusted EBITDA” as net income before interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment write-offs, and non-cash losses on sale-leaseback of property and equipment.

Three Months Ended June 30, 2007 As a Percentage of Net Sales 2006 As a Percentage of Net Sales MDA % change (dollars in thousands) Net Sales: Packaging Systems $56,700 19.5% $53,940 19.3% $2.8 5.2% Energy Products 41,020 14.1% 38,720 13.8% 2.3 5.9% Industrial Specialties 56,010 19.3% 47,070 16.8% 8.9 18.9% RV & Trailer Products 53,070 18.2% 51,480 18.4% 1.6 3.1% Recreational Accessories . 84,030 28.9% 88,430 31.6% (4.4) -5.0% Total $290,830 100.0% $279,640 100.0% $11.2 4.0% Gross Profit: Packaging Systems $17,450 30.8% $16,240 30.1% $1.2 7.4% Energy Products 11,790 28.7% 11,050 28.5% 0.7 6.3% Industrial Specialties 17,240 30.8% 13,820 29.4% 3.4 24.6% RV & Trailer Products 12,010 22.6% 11,210 21.8% 0.8 7.1% Recreational Accessories 22,810 27.1% 22,740 25.7% 0.1 0.4% Total $81,300 28.0% $75,060 26.8% $6.2 8.3% Selling, General and Administrative: Packaging Systems $6,950 12.3% $6,390 11.8% $0.6 9.4% Energy Products 6,120 14.9% 5,470 14.1% 0.7 12.8% Industrial Specialties 4,620 8.2% 3,960 8.4% 0.7 17.7% RV & Trailer Products 5,980 11.3% 4,820 9.4% 1.2 24.9% Recreational Accessories 15,430 18.4% 16,650 18.8% (1.2) -7.2% Corporate expenses and management fees 6,580 N/A 6,890 N/A (0.3) N/A Total $45,680 15.7% $44,180 15.8% $1.5 3.4% Operating Profit: Packaging Systems $10,820 19.1% $9,850 18.3% $1.0 10.2% Energy Products 5,660 13.8% 5,550 14.3% 0.1 1.8% Industrial Specialties 12,640 22.6% 9,860 20.9% 2.8 28.4% RV & Trailer Products 6,010 11.3% 6,380 12.4% (0.4) -6.3% Recreational Accessories 7,360 8.8% 6,210 7.0% 1.2 19.3% Corporate expenses and management fees (20,790) N/A (6,890) N/A (13.9) N/A Total $21,700 7.5% $30,960 11.1% $(9.3) -30.0% Adjusted EBITDA: Packaging Systems $14,100 24.9% $13,300 24.7% $0.8 6.0% Energy Products 6,260 15.3% 6,160 15.9% 0.1 1.6% Industrial Specialties 13,810 24.7% 11,120 23.6% 2.7 24.3% RV & Trailer Products 7,840 14.8% 8,310 16.1% (0.5) -6.0% Recreational Accessories 9,680 11.5% 9,050 10.2% 0.6 6.6% Corporate expenses and management fees (21,350) N/A (7,900) N/A (13.5) N/A Subtotal from continuing operations 30,340 10.4% 40,040 14.3% $(9.7) -24.2% Discontinued operations - N/A (6,830) N/A Total company $30,340 10.4% $33,210 11.9%

2007 Second Quarter Results Impact of costs and expenses related to the use of IPO proceeds on reported results of operations (Unaudited - $ in thousands, except for share amounts) Earnings (Loss) Operating Income Income (Loss) (2) Per Share - Diluted (3) Adjusted EBITDA (4) As reported - Three months ended June 30, 2007 $21,700 $(3,190) $(0.12) $30,340 Costs and expenses related to use of IPO Proceeds Advisory Services Agreement termination fee 10,000 6,300 0.24 10,000 Costs for early termination of operating leases 4,230 2,660 0.10 4,230 Debt extinguishment costs - 4,690 0.18 - Total $14,230 $13,650 $0.52 $14,230 Earnings Operating Income Income (Loss) (2) Per Share - Diluted (3) Adjusted EBITDA (4) As reported - Six months ended June 30, 2007 $55,040 $5,200 $0.22 $72,360 Costs and expenses related to use of IPO Proceeds Advisory Services Agreement termination fee 10,000 6,300 0.27 10,000 Costs for early termination of operating leases 4,230 2,660 0.11 4,230 Debt extinguishment costs - 4,690 0.20 - Total $14,230 $13,650 $0.58 $14,230

TriMas Capitalization At June 30, 2007, TriMas had $2.7 million in cash and approximately $118.4 million of available liquidity under its existing revolving credit facilities and securitization program. ($ in thousands) “June 30, 2007” "June 30, 2006” “December 31, 2006” Cash and Cash Equivalents $2,720 $1,400 $3,600 Working Capital Revolver $3,920 $4,820 $14,710 Term Loan B 258,050 254,960 259,350 Other Debt 23,110 25,240 23,890 Subtotal, Senior Secured Debt 285,080 285,020 297,950 9.875% Senior Sub Notes due 2012 336,890 436,450 436,540 Total Debt $621,970 $721,470 $734,490 Total Shareholders' Equity $360,760 $363,220 $232,780 Total Capitalization $982,730 $1,084,690 $967,270 Memo: A/R Securitization$48,770 $52,000 $19,560 Total Debt + A/R Securitization $670,740 $773,470 $754,050 Key Ratios: Bank LTM EBITDA $159,290 $144,570 $147,760 Coverage Ratio 2.09x 1.89x 1.87x Leverage Ratio 4.21x 5.23x 5.10x

2007 Outlook Guidance

Second Quarter 2007 Summary Record sales for the quarter Solid operating performance and improved profitability, before one-time costs and expenses related to the use of IPO proceeds Successful completion of IPO Total debt reduction, including A/R Securitization, of $102.7 Million vs. Q2 2006 Focus is on disciplined growth, continued debt reduction and organizational development

Q & A

Appendix

Balance Sheet (Unaudited - $ in thousands) June 30, December 31, 2007 2006 Assets Current assets: Cash and cash $2,720 $3,600 Receivables, net 114,420 99,240 Inventories, 172,380 165,360 Deferred income taxes 24,310 24,310 Prepaid expenses and other current assets 6,540 7,320 Assets of discontinued operations held for sale - 11,770 Total current assets 320,370 311,600 Property and equipment, 186,380 165,200 Goodwill 527,500 529,730 Other intangibles, net 230,290 240,120 Other assets 36,190 39,410 Total assets $1,300,730 $1,286,060 Liabilities and Shareholders' Equity Current liabilities: Current maturities, long-term debt $8,960 $9,700 Accounts payable 122,240 100,070 Accrued 68,650 71,970 Liabilities of discontinued - 23,530 Total current 199,850 205,270 Long-term debt 613,010 724,790 Deferred income 89,370 89,940 Other long-term 37,740 33,280 Total liabilities 939,970 1,053,280 Preferred stock $0.01 par: Authorized 100,000,000 shares; Issued and outstanding: None - - Common stock, $0.01 par: Authorized 400,000,000 shares; Issued and outstanding: 33,409,500 and 20,759,500 shares at June 30, 2007 and December 31, 2006, respectively 330 210 Paid-in capital 525,530 399,070 Accumulated deficit (211,480) (215,220) Accumulated other comprehensive income 46,380 48,720 Total shareholders' equity 360,760 232,780 Total liabilities and shareholders' equity $1,300,730 $1,286,060

Statement of Operations (Unaudited - $ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2007 2006 2007 2006 Net sales $290,830 $279,640 $577,520 $552,670 Cost of sales (209,530) (204,580) (416,930) (404,270) Gross profit 81,300 75,060 160,590 148,400 Selling, general and administrative expenses (45,670) (44,180) (91,450) (88,680) Advisory services agreement termination fee (10,000) - (10,000) - Costs for early termination of operating leases (4,230) - (4,230) - Gain (loss) on dispositions of property and equipment 300 80 130 (100) Operating profit 21,700 30,960 55,040 59,620 Other expense, net: Interest expense (18,340) (20,030) (37,200) (39,950) Debt extinguishment costs (7,440) - (7,440) - Other, net (980) (1,140) (2,140) (1,920) Other expense, net (26,760) (21,170) (46,780) (41,870) Income (loss) from continuing operations before income tax benefit (expense)… (5,060) 9,790 8,260 17,750 Income tax benefit (expense) 1,870 (3,250) (3,060) (6,280) Income (loss) from continuing operations $(3,190) $6,540 $5,200 $11,470

Statement of Operations (cont’d) (Unaudited - $ in thousands, except for share amounts) Three Months Ended June 30, Six Months Ended June 30, 2007 2006 2007 2006 Income (loss) from continuing operations $(3,190) $6,540 $5,200 $11,470 Loss from discontinued operations, net of income taxes - (4,030) (1,340) (5,370) Net (loss) income $(3,190) $2,510 $3,860 $6,100 Earnings (loss) per share - basic: Continuing operations $(0.12) $0.32 $0.22 $0.57 Discontinued operations, net of income taxes - (0.20) (0.06) (0.27) Net income (loss) per share $(0.12) $0.12 $0.16 $0.30 Weighted average common shares - basic 26,223,236 20,010,000 23,506,461 20,010,000 Earnings (loss) per share - diluted: Continuing operations $(0.12) $0.31 $0.22 $0.55 Discontinued operations, net of income taxes - (0.19) (0.06) (0.26) Net income (loss) per share $(0.12) $0.12 $0.16 $0.29 Weighted average common shares - diluted 26,223,236 20,760,000 23,506,461 20,760,000

Cash Flow Highlights For the Six Months Ended June 30, (Unaudited - $ in thousands) 2007 2006 Cash provided by operating activities $25,940 $17,340 Capital expenditures (14,860) (11,170) Acquisition of leased assets (29,960) (3,140) Net proceeds from disposition of businesses and other assets 5,850 930 Cash used for investing activities (38,970) (13,380) Proceeds from sale of common stock in connection with the Company's initial public offering, net of issuance costs 126,460 - Repayments of borrowings on senior credit facilities (1,730) (1,360) Proceeds from borrowings on revolving credit facilities 248,370 375,990 Repayments of borrowings on revolving credit facilities (260,950) (380,920) Retirement of senior subordinated notes (100,000) - Cash used for financing activities 12,150 (6,290) Net decrease in cash and cash equivalents $(880) $(2,330)

Reconciliation of Non-GAAP Measure Adjusted EBITDA (1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change, interest, taxes, depreciation, amortization, non-cash asset and goodwill impairment charges and write-offs, non-cash losses on sale-leaseback of property and equipment and write-off of equity offering costs. Lease expense and non-recurring charges are included in Adjusted EBITDA and include both cash and non-cash charges related to restructuring and integration expenses. In evaluating our business, management considers and uses Adjusted EBITDA as a key indicator of financial operating performance and as a measure of cash generating capability. Management believes this measure is useful as an analytical indicator of leverage capacity and debt servicing ability, and uses it to measure financial performance as well as for planning purposes. However, Adjusted EBITDA should not be considered as an alternative to net income, cash flow from operating activities or any other measures calculated in accordance with U.S. GAAP, or as an indicator of operating performance. The definition of Adjusted EBITDA used here may differ from that used by other companies. (1) (Unaudited - $ in thousands) The following represents certain costs and expenses relating to our use of IPO proceeds that are included in the determination of net income (loss) under GAAP and are not added back to net income in determining Adjusted EBITDA, but that we would consider in evaluating the quality of our Adjusted EBITDA.

(Unaudited - $ in thousands) Three months ended Six months ended June 30, June 30, June 30, June 30, 2007 2006 2007 2006 Net income (loss) $(3,190) $2,510 $3,860 $6,100 Income tax expense (benefit) (1,870) 440 3,110 2,620 Interest expense 18,340 20,030 37,200 39,950 Debt extinguishment costs 7,440 - 7,440 - Depreciation and amortization 9,620 10,230 19,460 20,140 Adjusted EBITDA, total company 30,340 33,210 71,070 68,810 Negative Adjusted EBITDA, discontinued operations - 6,830 1,290 9,020 Adjusted EBITDA, continuing operations $30,340 $40,040 $72,360 $77,830 Costs and expenses related to use of IPO proceeds that have reduced Adjusted EBITDA: Advisory Services Agreement termination fee $10,000 $- $10,000 $- Costs for early termination of operating leases 4,230 - 4,230 - Total $14,230 $- $14,230 $-

Impact of Costs and Expenses Related to Use of IPO Proceeds (1) Operating Income, Income (Loss), Earnings (Loss) Per Share - Diluted and Adjusted EBITDA, all from continuing operations, as adjusted for the impacts of transaction costs and expenses associated with the use of proceeds resulting from completion of the Company’s IPO in May 2007.(2) Costs and expenses associated with the use of IPO proceeds, tax-effected at 37%. (3) Per share impacts based on diluted shares outstanding of 26,223,236 and 23,506,461, respectively, for the three and six months ended June 30, 2007. See definition at slide 22.  Earnings (Loss) (dollars in thousands, except for share amounts) Operating Income Income (Loss)(2) Per Share - Diluted(3) Adjusted EBITDA(4) As reported(1) - Three months ended June 30, 2007 $21,700 $(3,190) $(0.12) $30,340 Costs and expenses related to use of IPO proceeds that have reduced our results as reported under U.S. GAAP (5): Advisory Services Agreement termination fee $10,000 $6,300 $0.24 $10,000 Costs for early termination of operating leases 4,230 2,660 0.10 4,230 Debt extinguishment costs - 4,690 0.18 - Total $14,230 $13,650 $0.52 $14,230 Earnings Operating Income Income (Loss) (2) Per Share - Diluted (3) Adjusted EBITDA(4) As reported(1) - Six months ended June 30, 2007 $55,040 $5,200 $0.22 $72,360 Costs and expenses related to use of IPO proceeds that have reduced our results as reported under U.S. GAAP (5): Advisory Services Agreement termination fee $10,000 $6,300 $0.27 $10,000 Costs for early termination of operating leases 4,230 2,660 0.11 4,230 Debt extinguishment costs - 4,690 0.20 - Total $14,230 $13,650 $0.58 $14,230

Key Covenant Calculations (Unaudited - $ in thousands) Leverage Ratio Total Indebtedness at June 30, 2007 (1) $670,740 LTM EBITDA, as defined (2) $159,290 Leverage Ratio - Actual 4.21 X Leverage Ratio - Covenant 5.65 X Coverage Ratio LTM EBITDA, as defined (2 $159,290 Cash Interest Expense (2) $76,230 Coverage Ratio - Actual 2.09 X Coverage Ratio - Covenant 1.70 X Notes: (1) As defined in our Amended and Restated Credit Agreement. (2) LTM EBITDA and Cash Interest Expense, as defined

LTM EBITDA as Defined in Credit Agreement (Unaudited - $ in thousands)Reported net loss for the twelve months ended June 30, 2007 $(131,150) Interest expense, net (as defined) 76,310 Income tax expense (benefit) (6,030) Depreciation and amortization 38,060 Extraordinary non-cash charges 132,260 Heartland monitoring fee 14,000 Interest equivalent costs 4,200 Non-recurring expenses in connection with acquisition integration 480 Other non-cash expenses or losses 2,050 Non-recurring expenses or costs for cost savings projects 830 Losses on early termination of operating leases from net proceeds of an IPO 4,230 Debt extinguishment costs 16,050 Non-cash expenses related to equity grants 640 Discontinued operations 7,360 Bank EBITDA - LTM Ended June 30, 2007 (1) $159,290 (1) As defined in the Amended and Restated Credit Agreement dated August 2, 2006.